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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 1, 1998

                          MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      33-68840                  22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.
                          Attached hereto as Exhibit 99.1 are the
          consolidated financial statements of MobileMedia Communications, Inc. as of and for the year ended December 31, 1997, which financial statements are unaudited and have not been prepared in accordance with generally accepted accounting principles due to the Company's inability at the present time to determine the amount of an impairment adjustment that would be required pursuant to Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of." Management believes that the amount of the impairment adjustment could be material.


          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA COMMUNICATIONS, INC.
                                             a Delaware corporation

          Date: May 1, 1998                  By:  /s/ David R. Gibson
                                                ---------------------
                                                David R. Gibson
                                                Senior Vice President and
                                                Chief Financial Officer

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                              EXHIBIT INDEX


Exhibit                                                         Page
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Exhibit 99.1 -- Unaudited Consolidated Financial Statements
                of MobileMedia Communications, Inc.